Exhibit 99.1

FOR IMMEDIATE RELEASE

AMERICAN STRATEGIC INVESTMENT CO. ANNOUNCES 9,300 SQUARE FOOT LEASE

Jones Lang Lasalle, Top Tier Broker, Named Exclusive Leasing Agent at 1140 Avenue of the Americas

NEW YORK, March 13, 2023 – American Strategic Investment Co. (NYSE: NYC) (“NYC” or the “Company”) announced today the execution of a 9,300 square foot lease at 1140 Avenue of the Americas in New York City. The lease is with Security Scorecard, has a duration of 3.5 years, and replaces an expiring lease with another tenant. Security Scorecard provides continuous monitoring of their customers security risk posture based on their online web presence. Additionally, the company announced that Jones Lang Lasalle (“JLL”) has been named the exclusive leasing agent for the Company at 1140 Avenue of the Americas.

“We are pleased with the execution of this lease with a new tenant, which is a result of our ongoing focus on asset management in our New York City real estate portfolio,” said Michael Weil, CEO of ASIC. “This lease features minimal work to be completed by the Company and very little downtime between the departure of the current tenant and occupancy by the new tenant. Continuing with our focus on signing new and renewal leases, we are excited to announce that we recently engaged Jones Lang Lasalle, one of the premier brokers in New York, as the exclusive leasing agent at 1140 Avenue of the Americas. JLL has hit the ground running and we look forward to working with their team to lease up the remaining available space at this property.”

About the Company

American Strategic Investment Co. owns a portfolio of high-quality commercial real estate. Additional information about NYC can be found on its website at AmericanStrategicInvestment.com.

Forward-Looking Statements

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) whether the Company will be able to successfully acquire new assets or businesses, (c) the potential adverse effects of (i) the global COVID-19 pandemic, including actions taken to contain or treat COVID-19, (ii) the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, and (iii) inflationary conditions and higher interest rate environment, (d) the fact that the Company had to restate or revise certain of its historical financial statements and has identified a material weakness in its internal controls over financial reporting and (e) that any potential future acquisition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 18, 2022 and all other filings with the Securities and Exchange Commission after that date including but not limited to the subsequent Quarterly Reports on Form 10-Q, Amendments to Quarterly Reports on Form 10-Q/A and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Contacts:

Investor Relations

info@ar-global.com

(866) 902-0063